UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GABELLI DIVIDEND & INCOME TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(4) and 0-11.

The following scripts will be used when communicating with common shareholders.

Hello.

I am calling on a recorded line on behalf of The Gabelli Dividend & Income Trust regarding your current investment in the Fund.

The Annual Meeting of Shareholders is scheduled to take place on May 11, 2026.

Your vote is very important this year because Saba Capital Management, an activist investor, has nominated an individual to serve as a trustee to your Fund’s Board.

The Board urges you NOT to sign or return any “GOLD” proxy card sent to you by or on behalf of Saba. Your Fund’s Board urges you to support your Board’s nominees by using the WHITE proxy card.

If you have any questions, please contact us as soon as possible at 1-888-548-6498 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important. Thank you and have a good day.

Good (day, afternoon, evening). My name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line on behalf of The Gabelli Dividend & Income Trust regarding your current investment in the Fund.

You were recently mailed proxy materials relating to the proposal being voted on at the Annual Meeting of Shareholders scheduled to be held on May 11, 2026.

Have you received this information?

IF NO:

I would be happy to e-mail you the information. May I please have your e-mail address?

If shareholder provides e-mail address

(Record email address & reach back to shareholder)

Thank you. Please be aware that your Fund’s Board strongly encourages you to vote the WHITE proxy card FOR the three (3) Board nominees.

Saba Capital Management, L.P., an activist investor, has proposed an individual for election as a trustee on your Fund’s Board.

The Board does NOT endorse Saba’s nominee and urges you NOT to sign or return any “GOLD” proxy card sent to you by or on behalf of Saba. Your Fund’s Board urges you to support your Board’s nominees by using the WHITE proxy card.

Thank you and have a good (day, afternoon, evening).

If no e-mail address:

We will send the materials to you by mail. Please allow 2-3 business days for processing. Please be aware that your Fund’s Board strongly encourages you to vote the WHITE proxy card FOR the three (3) Board nominees.

Saba Capital Management, L.P., an activist investor, has proposed an individual for election as a trustee on your Fund’s Board.

The Board does NOT endorse Saba’s nominee and urges you NOT to sign or return any “GOLD” proxy card sent to you by or on behalf of Saba. Your Fund’s Board urges you to support your Board’s nominees by using the WHITE proxy card.

Thank you and have a good (day, afternoon, evening).

IF YES:

Great. Please be aware that your Fund’s Board strongly encourages you to vote the WHITE proxy card FOR the three (3) Board nominees.

At this time, do you plan to vote along with the Board on the WHITE proxy card?

(Pause For Response)

IF YES:

Great. As a reminder, the Annual Meeting is scheduled to be held on May 11, 2026. You can vote your shares by following the instructions on your Fund’s WHITE proxy card. Please submit your vote at your earliest convenience.

Please vote all WHITE proxy cards that you receive. Do not send back any “GOLD” proxy card.

IF NO:

May I ask what is stopping you from voting along with the Board on the WHITE proxy card?

(Respond To Questions Using Fact Sheet)

(After Discussion)

Sir/Ma’am, given this information, will you be voting along with the Board on the WHITE proxy card?

IF YES:

Great. As a reminder, the Annual Meeting is scheduled to be held on May 11, 2026. You can vote your shares by following the instructions on your Fund’s WHITE proxy card. Please submit your vote at your earliest convenience.

Please vote all WHITE proxy cards that you receive. Only your latest date proxy card voted will be counted. Do not send back any “GOLD” proxy card.

If you have previously returned a “GOLD” proxy card sent to you by or on behalf of Saba, you can and are encouraged to change your vote by returning the WHITE proxy card.

IF NO: (Notate Feedback)

I understand.

If a shareholder asks why they should support the Board’s nominees and not Saba’s Nominee?

The Fund’s Nominating Committee and the Board evaluated Saba’s Nominee and considered his candidacy in good faith. Following that evaluation, the Board concluded that Saba’s Nominee does not bring the same experience to the Fund, its strategy, its service providers or U.S. investment company governance as the Board’s three nominees, and may be more focused on advancing Saba’s short-term objectives than the long-term interests of all Fund shareholders.

(PROCEED TO CLOSING)

CLOSING

Thank you for your time. If you have any questions, please call EQ Fund Solutions at 1-888-548-6498. Thank you and have a good (day, afternoon, evening.)

Good (morning, afternoon, evening). My name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line on behalf of The Gabelli Dividend & Income Trust regarding your current investment in the Fund. I wanted to confirm that you have received the proxy material for the Annual Meeting of Shareholders scheduled to take place on May 11, 2026.

Have you received the information?

(Pause for response)

If “Yes” or positive response:

If you’re not able to attend the meeting, I can record your voting instructions by phone. Your Board of Trustees is recommending a vote “In Favor” of the proposal to elect all three of the Board of Trustees’ nominees.

If “No” or negative response:

I would be happy to review the meeting agenda and record your vote by phone. However, the Board of Trustees is recommending a vote “In Favor” of the proposal to elect all three of the Board of Trustees’ nominees.

Would you like to vote along with the Board’s recommendation?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with The Gabelli Dividend & Income Trust before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*	Confirmation – I am recording your (Recap Voting Instructions). Today (Today’s Date & Time).

For confirmation purposes:

●	Please state your full name. (Pause)

●	According to our records, you reside in (city, state, zip code). (Pause)

●	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll-free number listed on the confirmation. You may receive a call or materials from Saba regarding a “GOLD” Proxy Card. We urge you not to vote again using the “GOLD” Proxy Card as this would cancel the vote you just cast. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

Hello.

I am calling on a recorded line on behalf of The Gabelli Dividend & Income Trust regarding your current investment in the Fund.

The Annual Meeting of Shareholders is scheduled to take place on May 11, 2026. All shareholders are being asked to consider and vote on an important matter. As of today, your vote has not been registered.

Your vote is very important this year because Saba Capital Management, an activist investor, has nominated an individual to serve as a trustee to your Fund’s Board.

The Board urges you NOT to sign or return any “GOLD” proxy card sent to you by or on behalf of Saba. Your Fund’s Board urges you to support your Board’s nominees by using the WHITE proxy card.

Please contact us as soon as possible at 1-888-548-6498 toll-free Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important. Thank you and have a good day.